SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2003

NTL Incorporated

(Exact name of registrant as specified in its charter)

Delaware	File No. 000-22616	52-1822078
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

110 East 59th Street New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code: (212) 906-8440

SIGNATURES

Item 5. Other Events and Regulation FD.

     On September 26, 2003, NTL Incorporated filed a registration statement on Form S-1 with the Securities and Exchange Commission. The Form S-1 is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

99.1	Registration Statement, dated September 26, 2003, filed on Form S-1 (incorporated by reference to NTL Incorporated's Registration Statement on Form S-1 (Commission File No. 333-109194)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTL INCORPORATED

Dated: September 26, 2003	By:	/s/ Scott Schubert Name: Scott Schubert Title: Chief Financial Officer